UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
AGILENT TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 + [LOGO] Agilent Technologies C1234567890  5301 Stevens Creek Blvd., Santa Clara, CA 95051  MR ANDREW SAMPLE 1234 AMERICA DRIVE ANYWHERE, IL 60661 IMPORTANT ANNUAL STOCKHOLDERS’ MEETING INFORMATION — YOUR VOTE COUNTS!  Important Notice Regarding the Availability of Proxy Materials for the Agilent Technologies, Inc. 2008 Stockholder Meeting to be Held on February 27, 2008 Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1: Go to www.investorvote.com/agilent. Step 2: Click the Cast your Vote or Request Printed Materials section. Step 3: Follow the instructions on the screen to log in.  Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future mailings. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before Friday, February 18, 2008 to facilitate timely delivery. COY + <STOCK#> 00T8YC

Stockholder Meeting Notice & Admission Ticket

The Agilent Technologies, Inc. 2008 Annual Meeting of Stockholders will be held on Wednesday, February 27, 2008 at 10:00 a.m. Pacific Time at the South San Francisco Conference Center located at 255 South Airport Boulevard, South San Francisco, California (U.S.A.).

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends that you vote FOR the following proposals:

1. Election of three (3) members to the Board of Directors.

   Heidi Kunz
   David M. Lawrence, M.D.
   A. Barry Rand

2. The ratification of the Audit and Finance Committee's appointment of PricewaterhouseCoopers LLP as Agilent's independent registered public accounting firm.

3. The approval of the Agilent Technologies, Inc. Long-Term Performance Program.

Please note: This is not a proxy. To vote your shares you must vote online or request a set of proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice and identification with you.

Directions to the Agilent Technologies, Inc. 2008 Annual Meeting of Stockholders


Marin
Oakland
N
San Francisco
San Francisco Bay
South San Francisco
South San Francisco Conference Center
Hayward
San Mateo
Fremont
El Camino Real
Pacific Ocean
Palo Alto
Mountain View
Sunnyvale
San Jose

DIRECTIONS TO THE SOUTH SAN FRANCISCO CONFERENCE CENTER

From the South (San Jose)

Take Highway 101 north to the South Airport Boulevard exit (which is two miles north of the San Francisco International Airport). At the first stop light; drive straight across the intersection and directly into the Holiday Inn parking lot. The South San Francisco Conference Center is on the left.

From the North (San Francisco)

Take Highway 101 South to the South Airport Boulevard exit in South San Francisco. Stay to the right and turn east under the freeway overpass. Make a right at the Hungry Hunter Restaurant onto South Airport Boulevard. The South San Francisco Conference Center is located on the left between the Good Nite Inn and the Holiday Inn.

Parking

The South San Francisco Conference Center has an agreement to share parking with both neighboring hotels—the Holiday Inn to the south and the Good Nite Inn to the north. Additional parking is available diagonally across the street in the lot located between the Travelodge and the Best Western Grosvenor Hotel.

Here's how to order a paper copy of the proxy materials:

PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials.

- **Telephone** – Call us free of charge at 1-866-641-4276 in the US, Canada or Puerto Rico using a touch-tone phone and follow the instructions. From outside the US, Canada or Puerto Rico call 781-575-2300.
- **Internet** – Go to **www.investorvote.com/agilent.** Follow the instructions to log in and order a set of proxy materials.
- **Email** – Send an email message with "Proxy Materials Order" in the subject line and, in the body of the message, your full name and address and the three numbers located in the shaded bar on the reverse to investorvote@computershare.com.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by Friday, February 18, 2008.

00T8YB

Printed on recycled paper

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 2/27/08

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Proxy Statement / Annual Report

To view this material, have the 12-digit Control #(s) available and visit: www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy.

To facilitate timely delivery please make the request as instructed below on or before 2/18/08.

To request material: Internet: www.investorEconnect.com Telephone: 1-800-579-1639 **

Email: sendmaterial@investorEconnect.com

**If requesting material by e-mail please send a blank e-mail with the 12 Digit Control# (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

BROADRIDGE

51 MERCEDES WAY

EDGEWOOD NY 11717

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AGILENT TECHNOLOGIES, INC.

vote in person

Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.

Please refer to the proposals and follow the instructions.

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PAGE A (OF DUPLEX A/B)

Meeting Type: Annual

Meeting Date: 2/27/08

Meeting Time: 10:00 a.m. PST

For holders as of: 1/2/08

Meeting Location:

South San Francisco Conference Center

255 South Airport Boulevard

South San Francisco, California (U.S.A.)

If you choose to revoke your consent to the Householding of investor communications, you may do so by calling 1-800-542-1061.

To revoke your consent you will need the 12-digit control number for each account you choose to revoke. The 12-digit control number can be found on the following page(s) next to the label Control Number or in the box next to the arrow

Once you revoke your consent to the Householding of investor communications, each primary account holder will begin receiving individual copies within 30 days of your revocation.

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Voting items

The Board of Directors recommends a vote FOR the listed nominees and FOR each of the other 2 proposals.

1. ELECTION OF DIRECTORS ONLY

   Nominees:

   01) Heidi Kunz
   02) David M. Lawrence, M.D.
   03) A. Barry Rand

2. The ratification of the Audit and Finance Committee's appointment of PricewaterhouseCoopers LLP as Agilent's independent registered public accounting firm; and

3. The approval of the Agilent Technologies, Inc. Long-Term Performance Program.

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Voting Instructions

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. WE WISH TO CALL YOUR ATTENTION TO THE FACT THAT FOR THIS MEETING UNDER THE RULES OF THE NYSE, WE CANNOT VOTE YOUR SECURITIES ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING WITHOUT YOUR SPECIFIC INSTRUCTIONS. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY FOR ONE OR MORE OF THE MATTERS MAY BE GIVEN AT THE DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING, ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY FOR ONE OR MORE OF THE MATTERS, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE MATTER(S) BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET, AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING. WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN ON THOSE MATTERS, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE. IF YOUR SECURITIES ARE HELD IN THE NAME OF A BANK, WE REQUIRE YOUR INSTRUCTIONS ON ALL MATTERS TO BE VOTED ON AT THE MEETING.

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